                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                 FORM 8-K/A #1
                                  AMENDMENT TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                      Date of Report -- SEPTEMBER 30, 1994
                       (Date of earliest event reported)

                               MEDIQ INCORPORATED
             (Exact name of Registrant as specified in its charter)

                                                     0-8147                              51-0219413
              DELAWARE                      (Commission file number)                   (IRS employer
      (State of incorporation)                                                     identification number)

                      ONE MEDIQ PLAZA, PENNSAUKEN, NJ 08110
               (Address of principal executive offices, zip code)

                                 (609) 665-9300
                               (Telephone number)

     The registrant hereby files the required financial statements of the business acquired and pro forma financial information pursuant to Items 7(a) and
(b) of its Current Report on Form 8-K, dated September 30, 1994 (the 'Current Report') as set forth herein:

Item 7.  Financial Statements and Exhibits



(a)        Financial Statements of Business Acquired:
           KCI MEDICAL SERVICES:
           Statements of Operations Before Taxes for the Nine Months ended September 30, 1994 and 1993
             (unaudited)........................................................................................
           Statements of Assets Acquired and Liabilities Assumed -- September 30, 1994 and 1993 (unaudited).....
           Statements of Operations Before Taxes for the Years Ended December 31, 1993, 1992 and 1991 and
             Statements of Assets Acquired and Liabilities Assumed -- December 31, 1993 and 1992................
(b)        Pro Forma Financial Information......................................................................
(c)        Exhibits
             23 Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants......................

Item 7:  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

                              KCI MEDICAL SERVICES

                     STATEMENTS OF OPERATIONS BEFORE TAXES

          FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 1993 AND 1994

                             (DOLLARS IN THOUSANDS)

                                  (UNAUDITED)

                                                                                               1993       1994
                                                                                             ---------  ---------
Revenue:
  Rental and service.......................................................................  $  33,332  $  35,313
  Sales and other..........................................................................      8,650      9,296
                                                                                             ---------  ---------
     Total revenue.........................................................................     41,982     44,609
Rental expense (note 4)....................................................................     28,434     29,931
Cost of goods sold.........................................................................      6,923      6,751
                                                                                             ---------  ---------
                                                                                                35,357     36,682
                                                                                             ---------  ---------
     Gross margin..........................................................................      6,625      7,927
Selling, general and administrative expenses (note 4)......................................      5,691      7,861
                                                                                             ---------  ---------
     Operating income......................................................................        934         66
Interest expense...........................................................................        558        310
                                                                                             ---------  ---------
     Net earnings (loss) before tax........................................................  $     376  $    (244)
                                                                                             ---------  ---------
                                                                                             ---------  ---------

        See accompanying notes to statements of operations before taxes.

                              KCI MEDICAL SERVICES
                         NOTES TO FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

(1) BASIS OF PRESENTATION

    KCI Medical Services, a division of KCI Therapeutic Services (KCITS), Inc. which is a wholly-owned subsidiary of Kinetic Concepts, Inc. (KCI), is engaged in the business of offering for rental and sale movable critical care and life support equipment. KCI Medical Services also sells disposable medical care products to hospitals and other health care providers for use in conjunction with such equipment.

    On September 30, 1994, MEDIQ/PRN Life Support Services-I, Inc., an indirect wholly-owned subsidiary of MEDIQ Inc., entered into an Asset Purchase Agreement with KCITS. Under the Asset Purchase Agreement dated August 23, 1994, MEDIQ acquired certain of the assets and assumed certain liabilities of KCI Medical Services for approximately $84 million including $2 million for an agreement not to compete. In addition to the sales price, KCI will retain the accounts receivable of KCI Medical Services.

    The accompanying statements of operations before taxes reflect the operations of KCI Medical Services as described in the Asset Purchase Agreement. The statements of operating results do not include charges for income taxes since income taxes are considered to be corporate expenses.

    The accompanying statements of operations before taxes have been prepared without audit but, in the opinion of management, reflect all adjustments necessary to a fair statement of the information presented for the nine-month periods ended September 30, 1993 and 1994. Such adjustments are of a normal, recurring nature. The results for the nine-month period ended September 30, 1994 are not necessarily indicative of the results to be expected for the full year.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) REVENUE RECOGNITION

         Service and rental revenue is recognized as services are rendered. Sales and other revenue is recognized when products are shipped.

     (B) DEPRECIATION

         Depreciation on equipment is calculated on the straight-line method over three to ten years which is the useful lives of the assets. Depreciation expense was $10,396 and $10,075 for the nine months ended September 30, 1994 and 1993, respectively.

     (C) AMORTIZATION OF GOODWILL

         Goodwill is amortized over fifteen to thirty-five years from the date of acquisition using the straight-line method.

     (D) RESEARCH AND DEVELOPMENT

         KCI maintains an active research and development program. Certain costs have been allocated to KCI Medical Services. See note 4. Costs of research and development projects are expensed when incurred.

(3) LEASES

    KCI Medical Services also leases office space and various storage spaces under noncancelable operating leases which expire at various dates over the next two years. Total rental expense for operating leases was $227 and $241 for the nine months ended September 30, 1994 and 1993, respectively. Future minimum lease payments under noncancelable operating leases being assumed by MEDIQ (with initial or remaining lease terms in excess of one year) as of September 30, 1994 are as follows (in thousands):

                                                                                     OPERATING
                                                                                   -------------
1994 (October 1 --December 31)...................................................    $      57
1995.............................................................................           30
                                                                                         -----
Total minimum lease payments.....................................................    $      87
                                                                                         -----
                                                                                         -----

(4) ALLOCATED COSTS

    KCI Medical Services is the medical equipment rental division of Kinetic Concepts, Inc. The accompanying statements of operating revenue and expenses include direct costs of KCI Medical Services, an allocation of shared expenses of KCI Medical Service and KCI Therapeutic Services based on revenue generated, and an allocation of certain indirect costs of Kinetic Concepts, Inc. Such allocations are based on determinations that management believes are reasonable. In connection with its overall business operations, Kinetic Concepts provides certain services including finance, legal and professional, human resource and management information services to KCI Medical Services.

                              KCI MEDICAL SERVICES

                         NOTES TO FINANCIAL STATEMENTS

     The allocated rental expenses in the accompanying statements of operations before taxes is summarized as follows:

                                                                   NINE MONTHS ENDED
                                                                     1993       1994
                                                                   ---------  ---------
Commissions......................................................  $     816  $      --
Communication....................................................        608         --
Salaries and benefits............................................      7,547      4,118
Travel...........................................................      1,007        349
Warehousing expense..............................................      3,184      1,081
Taxes............................................................      1,291         --
Office expense and other.........................................        774          8
                                                                   ---------  ---------
                                                                   $  15,227  $   5,556
                                                                   ---------  ---------
                                                                   ---------  ---------

     The allocated selling, general and administrative expenses in the accompanying statements of operations before taxes is summarized as follows:

                                                                   NINE MONTHS ENDED

                                                                     1993         1994
                                                                   ---------   ---------
Payroll and benefit expenses......................................  $     498  $     372
Administrative expenses...........................................        283        198
Research and development..........................................        166        144
Employee business expenses........................................        370        224
Insurance costs...................................................        443        312
Advertising and conventions.......................................        143        113
Sales meeting and related expenses................................         42         82
Office expenses...................................................         80         49
Other departmental expenses.......................................        110        284
Commissions.......................................................        189         --
                                                                    ---------  ---------
                                                                    $   2,324  $   1,778
                                                                    ---------  ---------
                                                                    ---------  ---------

                              KCI MEDICAL SERVICES

              STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
                               SEPTEMBER 30, 1994
                             (DOLLARS IN THOUSANDS)

     ASSETS ACQUIRED
Inventories........................................................................................  $    3,502
Equipment:
  Rental equipment.................................................................................      74,115
  Biomedical.......................................................................................       2,414
  Furniture and fixtures...........................................................................         347
  Computers........................................................................................         210
  Vehicles.........................................................................................          47
                                                                                                     ----------
                                                                                                         77,133
Accumulated depreciation...........................................................................     (42,679)
                                                                                                     ----------
  Net equipment....................................................................................      34,454
                                                                                                     ----------
     Total assets acquired.........................................................................      37,956
                                                                                                     ----------
     LIABILITIES ASSUMED
Capital lease obligations, current portion.........................................................       2,304
Capital lease obligations, net of current obligations..............................................         242
                                                                                                     ----------
                                                                                                          2,546
                                                                                                     ----------
     Net assets acquired...........................................................................  $   35,410
                                                                                                     ----------
                                                                                                     ----------

See accompanying notes to financial statement.

                              KCI MEDICAL SERVICES

                          NOTES TO FINANCIAL STATEMENT
                             (DOLLARS IN THOUSANDS)

(1)  BASIS OF PRESENTATION

     KCI Medical Services, a division of KCI Therapeutic Services (KCITS), Inc. which is a wholly-owned subsidiary of Kinetic Concepts, Inc. (KCI), is engaged in the business of offering for rental and sale movable critical care and life support equipment. KCI Medical Services also sells disposable medical care products to hospitals and other health care providers for use in conjunction with such equipment.

     On September 30, 1994, MEDIQ/PRN Life Support Services-I, Inc. (MEDIQ), an indirect wholly-owned subsidiary of MEDIQ Inc., entered into an Asset Purchase Agreement with KCITS. Under the Asset Purchase Agreement dated August 23, 1994, MEDIQ acquired certain of the assets and assumed certain liabilities of KCI Medical Services as of September 30, 1994, for approximately $84 million including $2 million for an agreement not to compete. In addition to the sales price, KCI will retain the accounts receivable of KCI Medical Services.

     The accompanying statement of assets acquired and liabilities assumed reflects the historical cost basis of the assets acquired and the liabilities assumed by MEDIQ pursuant to the Asset Purchase Agreement.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Equipment -- Equipment is stated at cost less accumulated depreciation. Betterments which extend the useful life of the equipment are capitalized.

     (b) Depreciation -- Depreciation on equipment is calculated on the straight-line method over three to ten years which is the useful lives of the assets.

     (c) Inventory -- Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value).

     (d) Capital Leases -- Lease obligations for equipment directly related to the KCI Medical Services business have been assumed by MEDIQ and are therefore included in the accompanying statement of assets acquired and liabilities assumed. All of these leases contain purchase options. KCI Medical Services amortizes the equipment under these capital leases over the estimated useful life of the equipment.

(3)  LEASES

     KCI Medical Services is obligated under various capital leases for rental equipment that expire at various dates during the next two years. At September 30, 1994, the gross amount of rental equipment under capital leases being assumed by MEDIQ totaled $12,080 and related accumulated amortization totaled $8,332.

     KCI Medical Services also leases office space and various storage spaces under noncancelable operating leases which expire at various dates over the next two years.

                                                                     (Continued)

                              KCI MEDICAL SERVICES

                          NOTES TO FINANCIAL STATEMENT

     Future minimum lease payments under noncancelable operating leases being assumed by MEDIQ (with initial or remaining lease terms in excess of one year) and the present value of future minimum capital lease payments being assumed as of September 30, 1994 are as follows (Dollars in thousands):

                                                                  CAPITAL    OPERATING
                                                                  ---------  -----------
1994 (October 1 -- December 31).................................  $     732          57
1995............................................................      1,945          30
                                                                  ---------  -----------
Total minimum lease payments....................................      2,677          87
                                                                             -----------
                                                                             -----------
Less amount representing interest...............................        131
                                                                  ---------
Present value of net minimum capital lease payments.............      2,546
Less current portion............................................      2,304
                                                                  ---------
Obligations under capital leases, excluding current
  installments..................................................  $     242
                                                                  ---------
                                                                  ---------

(4)  COMMITMENTS AND CONTINGENT LIABILITIES

     Pursuant to the Asset Purchase Agreement, the accompanying statement of assets acquired and liabilities assumed does not include certain obligations which are the responsibility of Kinetic Concepts, Inc. (KCI). These obligations include the following:

     (a) All income tax obligations arising from the conduct of business prior to the Closing Date.

     (b) Any pending, threatened or unasserted litigation or product warranty or liability claims related to the period prior to the Closing Date except for the product warranty assumed by MEDIQ.

     (c) All lease obligations except for those assumed by and assigned to MEDIQ as discussed in note 3.

     (d) All disputed amounts with vendors resulting from transactions occurring prior to the Closing Date.

     Also, pursuant to the Asset Purchase Agreement, the accompanying statement of assets acquired and liabilities assumed does not include obligations for warranty repairs and purchase agreements being assumed by MEDIQ.

(5)  PLEDGED ASSETS

     Pursuant to KCI's notes payable and long term obligations, substantially all of the assets of KCI Medical Services are secured by first liens. Such liens were released upon acquisition of the assets by MEDIQ.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Kinetic Concepts, Inc. and subsidiaries:

We have audited the accompanying statements of assets acquired and liabilities assumed of KCI Medical Services, a division of KCI Therapeutic Services, Inc., a wholly-owned subsidiary of Kinetic Concepts, Inc., as of December 31, 1993 and 1992, and the related statements of operations before income taxes for each of the years in the three-year period ended December 31, 1993 pursuant to the asset purchase agreement referred to in note 1 of notes to financial statements. These financial statements are the responsibility of Kinetic Concepts, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of KCI Medical Services, at December 31, 1993 and 1992 pursuant to the asset purchase agreement referred to in note 1 of notes to financial statements, and the results of its operations before income taxes for each of the years in the three-year period ended December 31, 1993 in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

San Antonio, Texas
September 23, 1994

                              KCI MEDICAL SERVICES

             STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

                           DECEMBER 31, 1993 AND 1992

                             (DOLLARS IN THOUSANDS)

                                                                                               1993       1992
                                                                                             ---------  ---------
ASSETS ACQUIRED
Inventories................................................................................  $   3,182  $   2,468
Equipment (notes 3 and 7):
  Rental equipment.........................................................................     75,948     67,206
  Biomedical...............................................................................      2,408      2,257
  Furniture and fixtures...................................................................        347        277
  Computers................................................................................        214         80
  Vehicles.................................................................................         23         --
                                                                                             ---------  ---------
                                                                                                78,940     69,820
  Accumulated depreciation.................................................................    (35,063)   (24,715)
                                                                                             ---------  ---------
  Net equipment............................................................................     43,877     45,105
                                                                                             ---------  ---------
                                                                                                47,059     47,573
                                                                                             ---------  ---------
LIABILITIES ASSUMED
Current installments of capital leases (note 3)............................................      3,090      3,195
Capital lease obligations, net of current installments (note 3)............................      1,842      4,720
                                                                                             ---------  ---------
                                                                                                 4,932      7,915
                                                                                             ---------  ---------
        Net assets acquired................................................................  $  42,127  $  39,658
                                                                                             ---------  ---------
                                                                                             ---------  ---------

                 See accompanying notes to financial statements.

                              KCI MEDICAL SERVICES

                     STATEMENTS OF OPERATIONS BEFORE TAXES

                  YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991

                             (DOLLARS IN THOUSANDS)

                                                                                   1993       1992       1991
                                                                                 ---------  ---------  ---------
Revenue:
  Rental and service...........................................................  $  44,756  $  42,659  $  37,797
  Sales and other..............................................................     11,234     14,171     11,353
                                                                                 ---------  ---------  ---------
     Total revenue.............................................................     55,990     56,830     49,150
Rental expense (note 4)........................................................     40,261     32,132     28,004
Cost of goods sold.............................................................      9,238     11,553      9,303
                                                                                 ---------  ---------  ---------
                                                                                    49,499     43,685     37,307
                                                                                 ---------  ---------  ---------
     Gross margin..............................................................      6,491     13,145     11,843
Selling, general and administrative expenses (note 4)..........................      7,751      6,771      4,316
                                                                                 ---------  ---------  ---------
     Operating income (loss)...................................................     (1,260)     6,374      7,527
Interest expense (note 4)......................................................        702      1,108      3,379
                                                                                 ---------  ---------  ---------
     Income (loss) before income taxes                                           $  (1,962) $   5,266  $   4,148
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

                 See accompanying notes to financial statements.

                              KCI MEDICAL SERVICES

                         NOTES TO FINANCIAL STATEMENTS

                             (DOLLARS IN THOUSANDS)

(1)  BASIS OF PRESENTATION

     KCI Medical Services, a division of KCI Therapeutic Services (KCITS), Inc. which is a wholly-owned subsidiary of Kinetic Concepts, Inc. (KCI), is engaged in the business of offering for rental and sale movable critical care and life support equipment. KCI Medical Services also sells disposable medical care products to hospitals and other health care providers for use in conjunction with such equipment.

     On September 30, 1994, MEDIQ/PRN Life Support Services-I, Inc. (MEDIQ), an indirect wholly-owned subsidiary of MEDIQ Inc., entered into an Asset Purchase Agreement with KCITS. Under the Asset Purchase Agreement dated August 23, 1994, MEDIQ acquired certain of the assets and assumed certain liabilities of KCI Medical Services as of September 30, 1994, for approximately $84 million including $2 million for an agreement not to compete. In addition to the sales price, KCI will retain the accounts receivable of KCI Medical Services.

     In June, 1993, KCI acquired the operating assets of Clinical Systems, Inc.
     (CSI), a provider of intravenous services and supplies to the home health care market. Assets of CSI were consolidated with KCI Medical Services and subject to the Asset Purchase Agreement between KCITS and MEDIQ, therefore, CSI assets are included with the KCI Medical Services assets in the accompanying statement of assets acquired and liabilities assumed. CSI operating results from the date of acquisition to December 31, 1993 are included in the KCI Medical Services statement of operations for 1993.

     On July 2, 1990, KCI acquired Medirec, a Utah corporation, pursuant to an Agreement and plan of Merger dated May 30, 1990 (the Medirec Agreement). In accordance with the Medirec Agreement, KCI Acquisition Corp., a wholly-owned subsidiary of KCI, merged with Medirec. The acquisition was accounted for using the purchase method of accounting. Medirec was renamed KCI Medical Services. Originally, a division of Medirec leased certain medical equipment under long-term lease agreements which were accounted for as direct financing leases. Upon consolidation into KCITS, this division of Medirec was separated into KCI Financial Services. KCI Financial Services was not included in the Asset Purchase Agreement between KCITS and MEDIQ/PRN.

     The accompanying statements of assets acquired and liabilities assumed reflect the historical cost basis of the assets acquired and the liabilities assumed by MEDIQ pursuant to the Asset Purchase Agreement. The accompanying statements of operating revenue and expenses reflect the operations of KCI Medical Services as described in the Asset Purchase Agreement. The statements of operating results do not include charges for income taxes since income taxes are considered to be corporate expenses.

                                                                     (Continued)

                              KCI MEDICAL SERVICES

                         NOTES TO FINANCIAL STATEMENTS

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Revenue recognition -- Service and rental revenue is recognized as services are rendered. Sales and other revenue are recognized when products are shipped.

     (b) Equipment -- Equipment is stated at cost less accumulated depreciation. Betterments which extend the useful life of the equipment are capitalized.

     (c) Depreciation -- Depreciation on equipment is calculated on the straight-line method over three to ten years which is the useful lives of the assets. Depreciation expense was $14,145, $12,002 and $11,202 for the years ended December 31, 1993, 1992 and 1991, respectively.

     (d) Inventory -- Inventories of $3,182 and $2,468 at December 31, 1993 and 1992, respectively, are stated at the lower of cost (first-in, first-out) or market (net realizable value).

     (e) Capital Leases -- Lease obligations for equipment directly related to the KCI Medical Services business have been assumed by MEDIQ and are therefore included in the accompanying statement of assets acquired and liabilities assumed. All of these leases contain purchase options. KCI Medical Services amortizes equipment under these capital leases over the estimated useful life of the equipment.

     (f) Amortization of Goodwill -- Goodwill, related to the acquisitions of Medirec and CSI, is amortized over thirty-five years and fifteen years, respectively, from the date of acquisition using the straight-line method.

     (g) Research and Development -- KCI maintains an active research and development program. Certain costs have been allocated to KCI Medical Services. See note 4. Costs of research and development projects are expensed when incurred.

(3)  LEASES

     KCI Medical Services is obligated under various capital leases for rental equipment that expire at various dates during the next two years. At December 31, 1993 and 1992, the gross amount of rental equipment under capital leases being acquired by MEDIQ totaled $12,338 and $12,996 and related accumulated amortization totaled $7,265 and $5,468 respectively.

                                                                     (Continued)

                              KCI MEDICAL SERVICES

                         NOTES TO FINANCIAL STATEMENTS

     KCI Medical Services also leases office space and various storage spaces under noncancelable operating leases which expire at various dates over the next two years. Total rental expense for operating leases was $322, $330 and $170 for the years ended December 31, 1993, 1992 and 1991, respectively.

     Future minimum lease payments under noncancelable operating leases being assumed by MEDIQ (with initial or remaining lease terms in excess of one year) and the present value of future minimum capital lease payments being assumed as of December 31, 1993 are as follows (Dollars in thousands):

                                                             CAPITAL   OPERATING
                                                            ---------  ---------
1994......................................................  $   3,438  $     284
1995......................................................      1,829         30
                                                            ---------  ---------
Total minimum lease payments..............................      5,267        314
                                                                       ---------
                                                                       ---------
Less amount representing interest.........................        335
                                                            ---------
Present value of net minimum capital lease payments.......      4,932
Less current portion......................................      3,090
                                                            ---------
Obligations under capital leases, excluding current
  installments............................................  $   1,842
                                                            ---------
                                                            ---------

(4)  ALLOCATED COSTS

     The accompanying statements of operating revenue and expenses include direct costs of KCI Medical Services and an allocation of shared expenses of KCI Medical Services and KCITS based on revenue generated. The expenses allocated by KCITS to KCI Medical Services include direct expenses of KCITS and costs allocated to KCITS from KCI for services provided by KCI for KCITS and KCI Medical Services. These costs are allocated by KCI to KCITS based upon usage, effort or activities. Such allocations are based on determinations that management believes are reasonable.

     The allocated rental expenses in the accompanying statements of operations before income taxes are summarized as follows:

                                                              1993       1992
                                                            ---------  ---------
Commissions...............................................  $   1,086  $   1,066
Communication.............................................        795        739
Salaries and benefits.....................................     10,887     10,302
Travel....................................................      1,323      1,240
Warehousing expense.......................................      4,424      3,721
Taxes.....................................................        286        280
Office expense and other..................................        959      1,049
Parts and accessories.....................................         --      1,733
                                                            ---------  ---------
                                                            $  19,760  $  20,130
                                                            ---------  ---------
                                                            ---------  ---------

                                                                     (Continued)

                              KCI MEDICAL SERVICES

                         NOTES TO FINANCIAL STATEMENTS

     The allocated selling, general and administrative expenses in the accompanying statements of operations before income taxes is summarized as follows:

                                                               1993       1992
                                                              ---------  ---------
Payroll and benefit expenses................................  $     704  $     480
Administrative expenses.....................................        375        366
Research and development....................................        272        108
Employee business expenses..................................        424        390
Insurance costs.............................................        591        471
Advertising and conventions.................................        214        295
Sales meeting and related expenses..........................        156        259
Office expenses.............................................         93         80
Other departmental expenses.................................        166        165
Commissions.................................................        238        355
Legal.......................................................         --         23
                                                              ---------  ---------
                                                              $   3,233  $   2,992
                                                              ---------  ---------
                                                              ---------  ---------

     No selling, general and administrative or rental expenses were allocated to KCI Medical Services for the year ended December 31, 1991 as all such costs were paid and accounted for directly by KCI Medical Services.

     For the year ended December 31, 1991, KCI Medical Services paid interest charges of $2,054 to Kinetic Concepts, Inc. No such interest charges were paid to KCI or allocated to KCI Medical Services by KCITS in 1993 or 1992.

(5)  COMMITMENTS AND CONTINGENT LIABILITIES

     Pursuant to the Asset Purchase Agreement, the accompanying statements of assets acquired and liabilities assumed do not include certain obligations which are the responsibility of Kinetic Concepts, Inc. (KCI). These obligations include the following:

     (a) All income tax obligations arising from the conduct of business prior to the Closing Date.

     (b) Any pending, threatened or unasserted litigation or product warranty or liability claims related to the period prior to the Closing Date except for the product warranty assumed by MEDIQ.

     (c) All lease obligations except for those assumed by and assigned to MEDIQ as discussed in note 3.

     (d) All disputed amounts with vendors resulting from transactions occurring prior to the Closing Date.

                                                                     (Continued)

                              KCI MEDICAL SERVICES

                         NOTES TO FINANCIAL STATEMENTS

     Also, pursuant to the Asset Purchase Agreement, the accompanying statement of assets acquired and liabilities assumed does not include obligations for warranty repairs and purchase agreements being assumed by MEDIQ.

(6)  PLEDGED ASSETS

     Pursuant to KCI's notes payable and long term obligations, substantially all of the assets of KCI Medical Services are secured by first liens. Such liens were released upon acquisition of the assets by MEDIQ.

(7)  RENTAL ASSET WRITE-DOWN

     Included in rental expense in 1993 are rental asset write-downs of approximately $1.6 million. The rental assets written down were assets that had, in the judgment of management, no or limited future use.

(b) Pro Forma Financial Information.

     On September 30, 1994, MEDIQ Incorporated (the 'Company') acquired, through wholly-owned subsidiaries, certain assets used by the medical equipment rental division of Kinetic Concepts, Inc. ('KCI') for a purchase price of approximately $65.3 million in cash and $18.8 million principal amount of notes payable to KCI (the 'Acquisition').

     The following pro forma condensed consolidated statements of operations for the nine months ended June 30, 1994 and the year ended September 30, 1993 give effect to the Acquisition and the financing thereof as if such transaction had occurred at the beginning of fiscal 1993. The pro forma condensed consolidated balance sheet as of June 30, 1994 gives effect to the Acquisition and the financing thereof as if such transactions had occurred as of that date. The Acquisition was accounted for pursuant to the purchase method of accounting.

     The pro forma financial data presented herein is based on management's estimate of the effects of the Acquisition and financing thereof. The pro forma financial data is based upon current available information and certain assumptions that the Company believes are reasonable. The Company does not expect the receipt of additional information to have a material adverse affect on the pro forma financial data. The pro forma condensed consolidated statements of operations for the nine months ended June 30, 1994 and the year ended September 30, 1993 and and the pro forma condensed consolidated balance sheet as of June 30, 1994 are unaudited, but in the opinion of the Company include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial position for the periods presented.

     The historical financial data of the Company included in the pro forma statements is as of the periods presented. The historical financial data of KCI included in the pro forma condensed consolidated statements of operations for the nine months ended June 30, 1994 and the year ended September 30, 1993 are for the nine months ended September 30, 1994 (unaudited), and the year ended December 31, 1993 (audited), respectively. The historical financial data of KCI included in the pro forma condensed consolidated balance sheet is as of September 30, 1994 (unaudited).

     The pro forma condensed consolidated statements of operations for the nine months ended June 30, 1994 and the year ended September 30, 1993, and the pro forma condensed consolidated balance sheet as of June 30, 1994 are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transactions described been consummated as of the dates indicated, or that may be achieved in the future.

                               MEDIQ INCORPORATED
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED JUNE 30, 1994
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                MEDIQ        KCI      PRO FORMA        MEDIQ
                                                             HISTORICAL   HISTORICAL ADJUSTMENTS     PRO FORMA
                                                             -----------  ---------  -----------    -----------
Revenues...................................................  $   128,490  $  44,609                 $   173,099
Costs and expenses:
  Cost of sales............................................           --      6,751                       6,751
  Operating................................................       65,543     19,535      (7,071)(1)      78,007
  Selling and administrative...............................       34,991      7,209      (3,676)(1)      38,524
  Depreciation and amortization............................       20,875     11,048      (6,279)(2)      25,644
                                                             -----------  ---------                 -----------
                                                                 121,409     44,543                     148,926
                                                             -----------  ---------                 -----------
Operating income...........................................        7,081         66                      24,173
Other (Charges) Credits:
  Interest expense.........................................      (18,212)      (310)     (5,621)(3)     (24,143)
  Equity participation.....................................          116         --                         116
  Equity in earnings of unconsilidated
     subsidiaries..........................................        3,056         --                       3,056
  Other....................................................        3,074         --                       3,074
                                                             -----------  ---------                 -----------
Income (loss) from continuing operations before income tax
  expense (benefit)........................................       (4,885)      (244)                      6,276
Income tax expense (benefit)...............................         (948)        --       4,464 (4)       3,516
                                                             -----------  ---------                 -----------
Income (loss) from continuing operations...................  $    (3,937) $    (244)                $     2,760
                                                             -----------  ---------                 -----------
                                                             -----------  ---------                 -----------
Earnings per share.........................................  $     (0.16)                           $      0.11
                                                             -----------                            -----------
                                                             -----------                            -----------
Weighted average shares outstanding........................       24,373                                 24,373
                                                             -----------                            -----------
                                                             -----------                            -----------

- - ------------------
(1) Represents elimination of KCI's corporate charges and cost savings related to duplicate functions partially offset by increases in the Company's personnel and other costs due to the expansion of the Company's business as a result of the Acquisition.
(2) Represents depreciation savings related to the application of the Company's historical depreciation policies to the assets acquired partially offset by increased depreciation expense related to the fair market value adjustments to rental equipment and the amortization of goodwill related to the Acquisition.
(3) Represents increased interest expense related to indebtedness incurred to complete the Acquisition and amortization of related deferred financing fees.
(4) Represents the tax effects of the historical pre-tax loss of KCI and the pro forma adjustments at the combined federal and state statutory rate of 40%.

                               MEDIQ INCORPORATED
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1993
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                MEDIQ        KCI      PRO FORMA        MEDIQ
                                                             HISTORICAL   HISTORICAL ADJUSTMENTS     PRO FORMA
                                                             -----------  ---------  -----------    -----------
Revenues...................................................  $   174,834  $  55,990                 $   230,824
Costs and expenses:
  Cost of sales............................................           --      9,238                       9,238
  Operating................................................       88,158     24,535(A)   (8,007)(1)     104,686
  Selling and administrative...............................       46,231      6,882      (2,198)(1)      50,915
  Depreciation and amortization............................       24,979     16,595      (8,528)(2)      33,046
                                                             -----------  ---------                 -----------
                                                                 159,368     57,250                     197,885
                                                             -----------  ---------                 -----------
Operating Income...........................................       15,466     (1,260)                     32,939
Other (charges) credits:
  Interest expense.........................................      (23,347)      (702)     (8,468)(3)     (32,517)
  Equity participation.....................................        3,519         --                       3,519
  Equity in earnings of unconsolidated
     subsidiaries..........................................        4,343         --                       4,343
  Other....................................................        2,009         --                       2,009
                                                            -----------  ---------                 -----------
  Income (loss) from continuing operations before income
     tax expense (benefit).................................        1,990     (1,962)                     10,293
  Income tax expense (benefit).............................       (1,624)        --       3,321 (4)       1,697
                                                             -----------  ---------                 -----------
  Income (loss) from continuing operations.................  $     3,614  $  (1,962)                $     8,596
                                                             -----------  ---------                 -----------
                                                             -----------  ---------                 -----------
Earnings per share.........................................  $      0.15                            $      0.35
                                                             -----------                            -----------
                                                             -----------                            -----------
Weighted average shares outstanding........................       24,366                                 24,366
                                                             -----------                            -----------
                                                             -----------                            -----------

Note: (A) Includes a non-recurring charge of $1.6 million related to the write-down of fixed assets.
- - ------------------
(1) Represents elimination of KCI's corporate charges and cost savings related to duplicate functions partially offset by increases in the Company's personnel and other costs due to the expansion of the Company's business as a result of the Acquisition.
(2) Represents depreciation savings related to application of the Company's historical depreciation policies to the assets acquired partially offset by increased depreciation expense related to the fair market value adjustments to rental equipment and the amortization of goodwill related to the Acquisition.
(3) Represents increased interest expense related to indebtedness incurred to complete the Acquisition and amortization of related deferred financing fees.
(4) Represents the tax effects of the historical pre-tax loss of KCI and the pro forma adjustments at the combined federal and state statutory rate of 40%.

                               MEDIQ INCORPORATED
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1994
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                MEDIQ        KCI      PRO FORMA        MEDIQ
                                                             HISTORICAL   HISTORICAL ADJUSTMENTS     PRO FORMA
                                                             -----------  ---------- -----------    -----------

                          ASSETS
Current Assets:
  Cash and cash equivalents................................  $     5,394              $     700 (1) $     6,094
  Accounts receivable-net..................................       40,325                                 40,325
  Inventories..............................................        8,064  $   3,502        (327)(2)      11,239
  Deferred income taxes....................................        4,177                                  4,177
  Other current assets.....................................        7,814                  1,600 (2)       9,414
                                                             -----------  ---------                 -----------
     Total current assets..................................       65,774      3,502                      71,249
Equity Investments.........................................       37,864                                 37,864
Note receivable from MHM...................................       11,500                                 11,500
Rental equipment-net.......................................      104,635     33,856       1,276 (2)     139,767
Property, plant and equipment-net..........................       36,792        598                      37,390
Goodwill-net...............................................       42,101                 42,759 (2)      84,860
Net investment in leases...................................       28,552                                 28,552
Other assets...............................................       18,914                  3,027 (2)
                                                                                          1,525 (4)      23,466
                                                             -----------  ---------                 -----------
Total assets...............................................  $   346,132  $  37,956                 $   434,648
                                                             -----------  ---------                 -----------
                                                             -----------  ---------                 -----------
           LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities:
  Notes payable to financial institutions..................  $     5,067                  9,600 (3) $    14,667
  Accounts payable.........................................        8,496                                  8,496
  Accrued expenses.........................................       23,460                  2,654 (2)      26,114
  Other current liabilities................................        1,087                                  1,087
  Current portion of long-term debt........................       12,072      2,304      13,885 (3)      28,261
                                                             -----------  ---------                 -----------
     Total current liabilities.............................       50,182      2,304                      78,625
Senior debt -- recourse....................................      124,280        242      42,625 (3)     167,147
Senior debt -- nonrecourse.................................       26,699                                 26,699
Subordinated debt..........................................       86,229                 18,612 (3)     104,841
Deferred income taxes......................................       11,425                 (2,931)(2)       8,494
Other liabilities..........................................        7,619                  1,525 (4)       9,144
Stockholders' equity.......................................       39,698                                 39,698
                                                             -----------  ---------                 -----------
Total liabilities and stockholders' equity.................  $   346,132  $   2,546                 $   434,648
                                                             -----------  ---------                 -----------
                                                             -----------  ---------                 -----------

- - ------------------
(1) Represents the excess proceeds of the debt incurred to finance the Acquisition.
(2) Represents inventory reserve, the net write-up of rental equipment to fair market value, the excess of the purchase price over net assets acquired, transaction costs and related accural deferred taxes.
(3) Represents debt incurred to finance the Acquisition.
(4) Represents value of warrants issued in connection with the financing of the Acquisition.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                          MEDIQ Incorporated

                                          By: /s/ Michael F. Sandler
                                              --------------------------
                                              Michael F. Sandler, Senior Vice
                                              President-Finance, Chief Financial
                                              Officer and Treasurer

Date: December 13, 1994